UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.        )

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☒	Preliminary Information Statement

☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

LIPIDVIRO TECH, INC.
(Name of Registrant as Specified In Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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LIPIDVIRO TECH, INC.
4720 Salisbury Road
Jacksonville, FL 32256

To the Holders of Common Stock of LipidViro Tech, Inc.:

This Information Statement is being circulated to inform the stockholders of actions already approved by written consent of the majority stockholders holding 89.16% of the outstanding shares of our common stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until at least twenty (20) calendar days after the mailing of this Information Statement to our stockholders, warrant holders and option holders. Therefore, this Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The actions to be effective at least twenty (20) days after the mailing of this Information Statement are:

To amend the Company’s Articles of Incorporation to change the name of the Company from “LipidViro Tech, Inc.” to “NAC Global Technologies, Inc.” (This action will become effective upon the filing of an amendment to our Articles of Incorporation with the Secretary of State of Nevada.)

Attached hereto for your review is an Information Statement relating to the above described action.

By Order of the Board of Directors,

/s/ Vincent Genovese
Vincent Genovese
Chief Executive Officer

June [*], 2014

THIS INFORMATION STATEMENT IS BEING PROVIDED TO
YOU BY THE BOARD OF DIRECTORS OF THE COMPANY
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

INFORMATION STATEMENT

(Preliminary)

June [*], 2014

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock, par value $0.001 per share (the “Common Stock”), of LipidViro Tech, Inc., a Nevada corporation (the “Company”), to notify such Stockholders of the following:

1.
On or about May 23, 2014, the Company received written consents in lieu of a meeting of Stockholders from stockholders holding 89.16% of the outstanding shares of our Common Stock. This represents approximately 22,290,666 of the shares of the 25,000,001 total issued and outstanding shares of Common Stock of the Company (the “Majority Stockholders”), authorizing the Company to change the name of the Company from “LipidViro Tech, Inc.” to “NAC Global Technologies, Inc.”.

2.
On May 23, 2014, the Board of Directors of the Company approved the above-mentioned action, subject to Stockholder approval. The Majority Stockholders approved the action by written consent in lieu of a meeting on May 23, 2014, in accordance with Section 78.320 of the Nevada Revised Statutes, as amended (the “NRS”).  Accordingly, your consent is not required and is not being solicited in connection with the approval of the action.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors of the Company (the "Board") believes that the stockholders of the Company will benefit if the Company changes its name from “LipidViro Tech, Inc.” to “NAC Global Technologies, Inc.” (the “Name Change”), as such name change will give the Company the ability to achieve greater brand recognition and more positive reaction to the Company’s marketing efforts as the new name, “NAC Global Technologies, Inc.” will be similar to the name of the Company’s wholly-owned subsidiary “NAC Drive Systems, Inc.” (formerly NAC Harmonic Drive, Inc.), which already has obtained brand recognition.

Accordingly, it was the Board's opinion that the corporate action described above would better position the Company to provide the stockholders of the Company with the greatest potential return. The Board and the Majority Stockholders approved the above action on May 23, 2014.

ACTIONS TO BE TAKEN

This Information Statement contains a brief summary of the material aspects of the actions approved by the Board and the Majority Stockholders.

AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION
TO CHANGE THE COMPANY’S NAME FROM “LIPIDVIRO TECH, INC.” TO “NAC GLOBAL TECHNOLOGIES, INC.”

General

The Board of Directors of the Company (the "Board") has approved and recommends to the stockholders a proposal to change its name from “LipidViro Tech, Inc.” to “NAC Global Technologies, Inc.”. The Board has authorized the filing of a Certificate of Amendment to its Articles of Incorporation with the State of Nevada to affect the Name Change. The Company anticipates the effective date of the Name Change will be July [x], 2014.

Reasons for the Name Change

The Board believes that changing the Company’s name will give the Company the ability to achieve greater brand recognition and more positive reaction to the Company’s marketing efforts as the new name, “NAC Global Technologies, Inc.” will be similar to the name of the Company’s wholly-owned subsidiary “NAC Drive Systems, Inc.” (formerly NAC Harmonic Drive, Inc.), which already has obtained brand recognition.

Effect of the Name Change

The Name Change will not affect in any way the validity or transferability of stock certificates outstanding or the capital structure of the Company or the trading of the Company’s stock on the Over-the-Counter-Bulletin-Board.  Upon the effectiveness of the Name Change, it will not be necessary for stockholders to surrender their existing stock certificates. Instead, when certificates are presented for transfer, new certificates bearing the name, NAC Global Technologies, Inc. will be issued.

Dissenter’s Rights of Appraisal

The stockholders have no right under the NRS, the Company’s Articles of Incorporation or the Company’s By-Laws to dissent from any of the provisions adopted as set forth herein.

Summary of the Actions to be Taken

The Board recommends changing the Company’s name from “LipidViro Tech, Inc.” to “NAC Global Technologies, Inc.” as the Name Change will give the Company the ability to achieve greater brand recognition and more positive reaction to the Company’s marketing efforts as the new name, “NAC Global Technologies, Inc.” will be similar to the name of the Company’s wholly-owned subsidiary “NAC Drive Systems, Inc.” (formerly NAC Harmonic Drive, Inc.), which already has obtained brand recognition.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board has fixed the close of business on May 23, 2014, as the record date (the “Record Date”) for the determination of stockholders who are entitled to receive this Information Statement.

Each share of our common stock entitles its holder to one vote on each matter submitted to the stockholders. However, because the stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing actions by resolution; and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the forgoing action will not become effective until at least twenty (20) calendar days after the mailing of this Information Statement.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except in their capacity as stockholders (which interest does not differ from that of the other common stockholders), none of our officers, directors, or any of their respective affiliates has any interest in the Name Change.

OUTSTANDING VOTING SECURITIES

Our authorized capital stock consists of 150,000,000 shares of Common Stock at a par value of $0.001 per share. As of the date of the Consent by the Majority Stockholders, May 23, 2014, the Company had 25,000,001 shares of Common Stock issued and outstanding. Each share of outstanding Common Stock is entitled to one vote on matters submitted for Stockholder approval.

On May 23, 2014, the holders of 89.16% of the outstanding shares of our Common Stock executed and delivered to the Company a written consent approving the action set forth herein. Since the action has been approved by the Majority Stockholders, no proxies are being solicited with this Information Statement.

The NRS provides in substance that unless the Company’s articles of incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of May 23, 2014 by (a) each stockholder who is known to us to own beneficially 5% or more of our outstanding Common Stock; (b) all directors; (c) our executive officers, and (d) all executive officers and directors as a group. Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their shares of Common Stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares of Common Stock.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person has the right to acquire within sixty (60) days of May 23, 2014. For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within sixty (60) days of May 23, 2014 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of our directors and officers is c/o LipidViro Tech, Inc., 4720 Salisbury Road, Jacksonville, FL 32256.

Name of Beneficial Owner and Address	Amount and Nature of Beneficial Ownership of Common Stock		Percent of Common Stock (1)
5% Shareholders
-	-		-
Directors and Executive Officers
Vincent Genovese	16,013,589		64.05%
Rita M. O’Connor	360,032	(2)	1.44%
Edward C. Haversang	673,103		2.69%
Brian St. Denis	5,243,942		20.98%
Jose Pujol	360,032		1.44%
All directors and officers as a group (5 people)	22,650,698		90.60%

(1)
Based on 25,000,001 shares of common stock issued and outstanding as of May 23, 2014. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

(2)	Ms. O’Connor was issued 360,032 shares of common stock (the “Shares”) of the Issuer. The Shares have not yet vested and are subject to vesting upon completion of certain objectives of the Issuer.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at Corporate Secretary, LipidViro Tech, Inc., 4720 Salisbury Road, Jacksonville, FL 32256, telephone: (904) 493-6496.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can identify our forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions. The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements. You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov.  Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting our legal counsel, Robinson Brog Leinwand Greene Genovese & Gluck P.C., Attn: David E. Danovitch, Esq. at 212-603-6300.

June [ ], 2014	By Order of the Board of Directors,

/s/ Vincent Genovese
Vincent Genovese
Chief Executive Officer